Exhibit 1.1

EXECUTION VERSION

UNDERWRITING AGREEMENT

MEDICAL PROPERTIES TRUST, INC.

8,300,000 shares of common stock, par value $0.001 per share

Underwriting Agreement

March 6, 2014

Credit Suisse Securities (USA) LLC

One Madison Avenue

New York, New York 10010

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Medical Properties Trust, Inc., a Maryland corporation (the “Company”), proposes to issue and sell the Underwriters listed in Schedule 1 hereto (the “Underwriters”) an aggregate of 7,700,000 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”); and Edward K. Aldag, Jr. (the “Selling Stockholder”) proposes to sell to the Underwriters an aggregate of 600,000 shares of Common Stock. The 7,700,000 shares of Common Stock to be sold by the Company and the 600,000 shares of Common Stock to be sold by the Selling Stockholder are collectively called the “Underwritten Shares.” In addition, the Company has granted the Underwriters an option to purchase up to an additional 1,245,000 shares of Common Stock (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares.” The shares of Common Stock to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock.”

The Company and the Selling Stockholder each hereby confirms their respective agreements with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-186812), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement;” and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (each, an “Incorporated Document”) pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated March 5, 2014 relating to the Shares and each “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, listed on Annex A.

“Applicable Time” means 9:00 a.m., New York City time, on March 6, 2014 or such other time as agreed by the Company and the Underwriters.

2. Purchase of the Shares by the Underwriters.

(a) The Company agrees to issue and sell to the several Underwriters an aggregate of 7,700,000 Underwritten Shares and the Selling Stockholder agrees to sell to the several Underwriters an aggregate of 600,000 Underwritten Shares. On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto. The purchase price per Underwritten Share to be paid by each Underwriter to the Company for the Underwritten Shares to be sold by the Company and to the Selling Stockholder for the Underwritten Shares to be sold by the Selling Stockholder shall be $13.05 per share (the “Purchase Price”).

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Underwriters in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Underwriters to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the seventh full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). If after the Closing Date, any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company and the Selling Stockholder understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the Underwriters’ judgment is advisable. The Company and the Selling Stockholder acknowledge and agree that each Underwriter may offer and sell Shares to or through any affiliate of such Underwriter.

(c) Payment for the Shares to be sold by the Company shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriters in the case of the Underwritten Shares, at the offices of Skadden, Arps, Slate Meagher & Flom LLP at 10:00 a.m., New York City time, on March 11, 2014, unless another time or place shall be agreed to by the Underwriters and the Company in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Underwriters in the written notice of the Underwriters’ election to purchase such Option Shares. Payment for the Shares to be sold by the Selling Stockholder shall be made by wire transfer in immediately available funds to the account specified by the Selling Stockholder to the Underwriters at the offices of Skadden, Arps, Slate Meagher & Flom LLP at 10:00 a.m., New York City time, on March 11, 2014, unless another time or place shall be agreed to by the Underwriters and the Selling Stockholder in writing. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriters of the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of any such Shares to be sold by the Company duly paid by the Company and any transfer taxes payable in connection with the sale of any such Shares to be sold by the Selling Stockholder duly paid by the Selling Stockholder. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Underwriters shall otherwise instruct.

(d) The Company and the Selling Stockholder acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company or the Selling Stockholder, as the case may be, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholder or any other person. Additionally, the Underwriters are not advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholder shall each consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholder with respect thereto. Any review by the Underwriters of the Company, the Selling Stockholder, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the Underwriters’ benefit and shall not be on behalf of the Company or the Selling Stockholder, as the case may be.

3. Representations and Warranties of the Company and the Operating Partnership. The Company and the Company’s operating partnership, MPT Operating Partnership, L.P., a Delaware limited liability partnership and majority-owned subsidiary of the Company (the “Operating Partnership”) jointly and severally represent and warrant to the Underwriters that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to an Underwriter furnished to the Company in writing by such Underwriter expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to an Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its respective agents and representatives (other than a communication referred to in clauses (i), (ii), and (iii)) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Underwriters. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Underwriters expressly for use in any Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement and any amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Company Financial Statements. The consolidated historical financial statements and related notes of the Company thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its Subsidiaries (as defined below) as of the dates indicated and the consolidated results of their operations and changes in their cash flows and in their stockholders’ equity of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial and statistical data with respect to the Company and its Subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, other than information of the Company’s tenants, has been derived from the accounting records of the Company and its Subsidiaries and presents fairly the information shown; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable; the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) No Material Adverse Change. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, since the most recent date of the Company’s financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and its Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries or (v) except for regular quarterly dividends, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.

(h) Organization and Good Standing. The Company and its Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization (and, with respect to the Company, is in good standing with the State Department of Assessments and Taxation of Maryland), are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or lease and operate their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to be so qualified, in good standing, or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”). The Company has no “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X under the Securities Act) other than those subsidiaries set forth in Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K (the “Subsidiaries”); the Company owns, directly or indirectly, all of the issued and outstanding capital stock or other ownership interest of each of the Subsidiaries, other than the Operating Partnership, of which the Company owns, directly or indirectly, a majority of the limited partnership units (“OP units”) or limited liability company membership interests, as the case may be; other than the capital stock or other ownership interest of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

(i) Capitalization of the Company and its Subsidiaries. As of the date of this Agreement, the Company has an authorized capitalization as set forth in the sections of the Registration Statement, the Pricing Disclosure Package and the Prospectus entitled “Capitalization” and “Description of Capital Stock,” and, as of the time of purchase of the Shares on the Closing Date or any Additional Closing Date, as the case may be, the Company shall have an authorized capitalization as set forth in the sections of the Registration Statement, the Pricing Disclosure Package and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (subject, in each case, to the issuance of shares of Stock upon exercise of stock options and warrants, or the exercise, conversion or redemption of any other equity-based compensatory awards, disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, the issuance of shares of Stock upon the redemption of Operating Partnership units in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, the grant of options and other equity-based awards under existing stock option and other equity-based compensatory plans described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, and the issuance of shares of Stock, if any, resulting from the exercise of exchange rights pursuant to exchangeable senior notes issued by the Operating Partnership as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; application has been, or will be, made to list the Shares on the New York Stock Exchange (the “NYSE”), and as of the time of purchase of the Shares on the Closing Date or any Additional Closing Date, as the case may be, the Shares shall be duly listed, and admitted and authorized for trading, subject to official notice of issuance; and all of the outstanding shares of capital stock or other ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and except as otherwise described in paragraph (h) above, are owned directly or indirectly by the Company, free and clear of any security interest, other encumbrance or adverse claim, except where such security interests, other encumbrances or adverse claims would not materially affect or interfere in any material respect with the Company’s ability to exercise control over each of its Subsidiaries; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(j) Due Authorization of the Company. The Company has full right, power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein.

(k) Due Authorization of the Shares. The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights.

(l) Company Capital Stock. The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the certificates for the Shares are in due and proper form.

(m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(n) No Violation or Default. Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except with respect to clauses (B) through (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect.

(o) No Conflicts. The execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to (A) the charter or bylaws, or other organizational document, of the Company or any of the Subsidiaries or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except with respect to clauses (B) through (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect.

(p) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares, compliance by the Company of the terms thereof and the consummation by the Company of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (ii) as may be required for registration of the Shares under the Securities Act, which has been effected, and (iii) that have been obtained or will be obtained or completed by the time of purchase of the Shares on the Closing Date or any Additional Closing Date, as the case may be, including the approval for listing and/or qualification of the Shares for trading on the NYSE.

(q) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s or the Operating Partnership’s knowledge, threatened or contemplated to which the Company or any of its Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(r) Independent Accountants. PricewaterhouseCoopers LLP with respect to the Company and its Subsidiaries, which has expressed its opinion on the audited financial statements and related schedules included in, or incorporated by reference into, the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act.

(s) Title to Real and Personal Property.

(i) The Company and its Subsidiaries have good and marketable title in fee simple to all real property, and good title to all personal property, owned by them, in each case free and clear of all liens, claims, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or listed as an exception to any owner’s or leasehold title insurance policy with respect to such real property and personal property made available by the Company to the Underwriters or their counsel or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries; any real property, improvements, equipment and personal property held under lease by the Company or any of its

Subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or are not material and do not interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary; except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company or a Subsidiary has obtained an owner’s or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company or any Subsidiary, that insures the Company’s or the Subsidiary’s fee or leasehold interest, as the case may be, in such real property, or a lender’s title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and secured by the real property.

(ii) To the knowledge of the Company and the Operating Partnership, each of the real properties owned or leased by the Company or any of its Subsidiaries, whether owned in fee simple or through a joint venture or other partnership (collectively, the “Properties”), is free of any material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or any of its Subsidiaries, as the case may be, has either caused tenant to be responsible for such matters or has created or caused to be created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures; and to the knowledge of the Company and the Operating Partnership, each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; to the knowledge of the Company and the Operating Partnership, there is no pending or threatened condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the Properties, except such zoning changes, proceedings or actions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company and the Operating Partnership, no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no tenant under any lease pursuant to which any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not reasonably be expected to have a Material Adverse Effect.

(iii) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the mortgages and deeds of trust encumbering the real property owned by the Company and its Subsidiaries are not convertible nor will the Company hold a participating interest therein and (ii) such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company or its Subsidiaries.

(t) Title to Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect, (A) each of the Company and its Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or licensed by it or which are necessary for the conduct of, or material to, their respective businesses as currently conducted (collectively, “Intellectual Property”), and (B) the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its Subsidiaries with respect to the Intellectual Property.

(u) Intellectual Property Infringement. To the knowledge of the Company and the Operating Partnership and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any of its Subsidiaries has received notice of a claim by a third party to the contrary, except for any such notice that would not reasonably be expected to have a Material Adverse Effect.

(v) No Undisclosed Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company or any of its Subsidiaries, on the other, that would be required by the Securities Act to be described pursuant to Section 404 of Regulation S-K in an Annual Report on Form 10-K that is not so described in the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus.

(w) Investment Company Act. Neither the Company nor any of its Subsidiaries is, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(x) Taxes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) each of the Company and its Subsidiaries have timely filed all material tax returns required to be filed through the date hereof or have properly requested extensions thereof, and (ii) all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(y) Licenses and Permits. Each of the Company and its Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates,

has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets as described in the Registration Statement, the Registration Statement, the Pricing Disclosure Package and the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company and the Operating Partnership, each tenant or proposed tenant of the Properties has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to conduct the business or own the properties and other assets which it currently provides or owns or which it proposes to provide or own as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except such accreditations and certifications described in the Registration Statement, the Pricing Disclosure Package and the Prospectus all of which have been obtained, except to the extent that any failure to have any such accreditation or certification, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is in violation of, or in default under, or has received any written notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which, individually or in the aggregate, would result in a Material Adverse Effect.

(z) No Labor Disputes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, no labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company and the Operating Partnership, is imminent.

(aa) Compliance with Environmental Laws.

(i) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries, and to the knowledge of the Company and the Operating Partnership each tenant of the Properties (as defined below), are in compliance with, and the Company and each of its Subsidiaries, and to the knowledge of the Company and the Operating Partnership each tenant of the Properties, hold all permits, authorizations and approvals required under Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past or present conditions, circumstances, activities, practices, or actions or omissions on the part of the Company or its Subsidiaries that would reasonably be expected to give rise to any material costs or liabilities to the Company or any of its Subsidiaries under, or to interfere with or prevent material compliance by the Company or any of its Subsidiaries with, Environmental Laws, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or written claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ii) To the knowledge of the Company and the Operating Partnership, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no costs or liabilities associated with any Environmental Law (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Law or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(iii) To the knowledge of the Company and the Operating Partnership, none of the entities which prepared appraisals of the Properties, nor the entities which prepared Phase I or other environmental assessments with respect to the Properties, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, officer, director or employee.

(bb) Internal Accounting Controls. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries maintain an effective system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements, taken as a whole, in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Disclosure Controls and Procedures; Internal Control Over Financial Reporting. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors and the Audit Committee; since the date of the most recent evaluation of such disclosure controls and, procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd) Insurance. The Company and each of its Subsidiaries maintain or arrange for insurance covering their respective properties (not including those properties subject to a triple-net lease pursuant to which the tenant is responsible for maintaining or arranging for insurance relating to such property), personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their respective businesses; to the knowledge of the Company and the Operating Partnership, all such insurance is fully in force on the date hereof.

(ee) Material Contracts. Other than (i) with respect to the Company’s Monroe, Florence and Gilbert facilities, and (ii) with respect to all other facilities, in the ordinary course of business, neither the Company nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, except in all cases for any communication regarding such termination or non-renewal which would not reasonably be expected to have a Material Adverse Effect and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ff) No Unlawful Payments. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company and the Operating Partnership, any director, officer, employee, agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, or which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus, and the Company and, to the knowledge of the Company and the Operating Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(gg) Compliance with Money Laundering Law. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Operating Partnership, threatened.

(hh) Compliance with OFAC. None of the Company, any of its Subsidiaries or, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee, affiliate or representative of the Company or any of its Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority

(collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of financing any activities of or business with any Person, or in any country or territory, that, at the time of such financing, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ii) No Restrictions on Subsidiaries. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus.

(jj) No Right to Acquire Preferred Capital Stock. The issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(kk) Lock-up Agreements. The Company has obtained for the benefit of the Underwriters “lock-up” agreements, substantially in the form set forth as Exhibit A hereto, between the Underwriters and certain shareholders, directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company (identified on the Annex thereto) relating to sales and certain other dispositions of shares of Stock or certain other securities.

(ll) NYSE. The Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE.

(mm) No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby or by the Registration Statement.

(nn) No Registration Rights. Except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Stock or shares of any other capital stock or other equity interests of the Company, except such rights that have been granted pursuant to the Company’s equity incentive plan and the issuance of shares of Stock upon the redemption of outstanding OP units in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating Partnership Agreement”), (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the

Shares and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated hereby.

(oo) No Stabilization. Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(pp) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(qq) Forward-Looking Statements. No “forward-looking statement” (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(rr) Statistical and Market Data. All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(ss) Real Estate Investment Trust. The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) for all taxable years ended on or prior to December 31, 2013, beginning with its taxable year that began on April 6, 2004 and ended on December 31, 2004, and its current and proposed method of operation as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2014 and thereafter; all statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the Company’s qualification and taxation as a real estate investment trust are correct in all material respects; the Company presently intends to continue to qualify as a real estate investment trust under the Code this year and for all subsequent years, and the Company does not know of any existing condition that would cause or is likely to cause the Company to fail to qualify as a real estate investment trust under the Code for the taxable year ending December 31, 2014 or anytime thereafter.

(tt) Prior to REIT Status. The Company was at all times from its formation on August 27, 2003 through April 6, 2004 an S corporation within the meaning of Section 1361(a)(1) of the Code.

(uu) The Operating Partnership. The Operating Partnership is and has been at all times classified as a partnership or disregarded entity, and not as an association or partnership taxable as a corporation, for federal income tax purposes.

(vv) Sarbanes-Oxley Act. There is and has been no failure on the part of Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww) Status. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act.

In addition, any certificate signed by or on behalf of the Company or any of its Subsidiaries and delivered to the Underwriter or to counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or such Subsidiary, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder hereby represents and warrants to each Underwriter that:

(a) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

(b) Title to Underwritten Shares to be Sold. The Selling Stockholder has, and on the Closing Date will have, good and valid title to all of the Underwritten Shares subject to sale by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power to sell, transfer and deliver all of the Underwritten Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder.

(c) Delivery of the Underwritten Shares to be Sold. Delivery of Underwritten Shares by the Selling Stockholder pursuant to this Agreement will pass good and valid title to such Underwritten Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other adverse claim.

(d) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene or conflict with, result in a breach of, or constitute a default under, or require the consent of any other party to, any agreement or instrument to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except such as may be required under the Securities Act, applicable state securities or blue sky laws and from the FINRA.

(e) No Registration, Pre-emptive, Co-Sale or Other Similar Rights. Such Selling Stockholder: (i) does not have any registration or other similar rights to have any securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, (ii) does not have any preemptive right, co-sale right, right of first refusal or other similar right to purchase any of the Underwritten Shares that are to be sold by the Company to the Underwriter pursuant to this Agreement; and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company.

(f) No Further Consents, etc. Except for such consents, approvals and waivers as have been obtained by the Selling Stockholder on or prior to the date of this Agreement, no consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Underwritten Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby.

(g) Disclosure Made by the Selling Stockholder in the Prospectus. All information furnished to the Company or any Underwriter by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus is, and on the Closing Date and on the Additional Closing Date will be, true, correct, and complete in all material respects, and did not, as of the Applicable Time, and on the Closing Date and on the Additional Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of Shares set forth opposite the Selling Stockholder’s name in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Selling Stockholder” (both prior to and after giving effect to the sale of the Underwritten Shares).

(h) Company’s Representations and Warranties. The Selling Stockholder: (i) has no reason to believe that the representations and warranties of the Company contained in Section 3 hereof are not true and correct; (ii) is familiar with the Registration Statement, the Preliminary Prospectus (each, as of the time of the execution and delivery of this Agreement) and the Prospectus (as of the Closing Date) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement and the Preliminary Prospectus (each, as of the time of the execution and delivery of this Agreement) and the Prospectus (as of the Closing Date) that has resulted in or may result in a Material Adverse Effect; and (iii) is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(i) No Price Stabilization or Manipulation; Compliance with Regulation M. Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security, whether to facilitate the sale or resale of the Underwritten Shares or otherwise, and has taken no action which would directly or indirectly violate any provision of Regulation M.

(j) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholder of the Underwritten Shares.

(k) Distribution of Offering Materials by the Selling Stockholder. Prior to the later of (i) the expiration or termination of the option granted to the Underwriter under Section 2 hereof and (ii) the completion of the Underwriter’s distribution of the Underwritten Shares, the Selling Stockholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Underwritten Shares other than the Registration Statement, the Preliminary Prospectus, any free writing prospectus listed on Annex A and the Prospectus.

(l) OFAC. The Selling Stockholder is not currently subject to any U.S. sanctions administered by OFAC and will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC.

Any certificate signed by the Selling Stockholder and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

The Selling Stockholder has a reasonable basis for making each of the representations set forth in this Section 4. The Selling Stockholder acknowledges that each Underwriter and, for purposes of the opinions to be delivered pursuant to Section 8 hereof, counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

5. Further Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership covenant and agree with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein).

(b) Delivery of Copies. The Company will deliver, without charge, to each Underwriter (i) two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as each Underwriter may reasonably request, in case of (i) and (ii)(A) only to the extent such documents are not publicly available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or any dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Underwriter and counsel to the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriters reasonably object.

(d) Notice to the Underwriters. Prior to the later of (x) Closing or (y) the expiration of the Prospectus Delivery Period, the Company will advise the Underwriters promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period, (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Underwriters may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date, (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Underwriters may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Underwriters as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 30 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any such offer, pledge, sale, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriters, other than (a) the Shares to be sold hereunder; (b) issuances of shares of Stock upon the exercise of options, other equity-based compensatory awards, or warrants or the conversion or redemption of any security disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus; (c) the issuance of shares of Stock upon the redemption of operating partnership units disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership; or (d) the filing by the Company of any registration statement on Form S-8 or a successor form thereto. Notwithstanding the foregoing, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, that this proviso will not apply if, as of the expiration of the 30-day restricted period, the Underwriters determine that (i) the safe harbor provided by Rule 139 under the Securities Act is available for each of the Underwriters in the manner contemplated by Rule 2711(f)(4) of the National Association of Securities Dealers, Inc., as administered by the Financial Industry Regulatory Authority, Inc. (“FINRA”), and (ii) the Company’s shares of Stock are “actively traded securities,” as defined in Regulation M, 17 CFR 242.101(c)(1); provided, further, that in no event will the restricted period extend for more than thirty (30) days plus three (3) business days after the end of the 30-day restricted period.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(j) DTC. The Company and the Operating Partnership will assist the Underwriters in arranging for the Shares to be eligible for clearance and settlement through DTC.

(k) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(l) Exchange Listing. The Company will use its commercially reasonable best efforts to list, subject to notice of issuance, the Shares on the NYSE.

(m) Reports. For a period of three (3) years from the date hereof, the Company will furnish to the Underwriters, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Underwriters to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(n) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

6. Further Agreements of the Selling Stockholder. The Selling Stockholder further covenants and agrees with each Underwriter:

(a) Agreement Not to Offer or Sell Additional Shares. The Selling Stockholder has executed a “lock-up” agreement, substantially in the form set forth as Exhibit A hereto, and agrees to abide by the terms thereof and will not take any action in contravention thereof.

(b) No Stabilization or Manipulation; Compliance with Regulation M. The Selling Stockholder will not take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Underwritten Shares or otherwise, and the Selling Stockholder will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(c) Notification. The Selling Stockholder will advise the Underwriters promptly, and if requested by the Underwriters, will confirm such advice in writing, during the period when a prospectus relating to the Underwritten Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), of (i) any Material Adverse Effect, (ii) any change in information in the Registration Statement, any Preliminary Prospectus, any free writing prospectus, the Prospectus or any amendment or supplement thereto relating to the Selling Stockholder, or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, the Preliminary Prospectus or the Prospectus that comes to the attention of the Selling Stockholder.

(d) Delivery of Forms W-8 and W-9. To deliver to the Underwriter prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

The Underwriter, may, in its sole discretion, waive in writing the performance by the Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

7. Certain Agreements of the Underwriter. Each Underwriter hereby represents and agrees that it has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 5(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Stockholder of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) under the Securities Act, or pursuant to Section 8A under the Securities Act shall be pending before or explicitly threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

(b) Representations and Warranties. The representations and warranties of the Company and the Operating Partnership and of the Selling Stockholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of the Selling Stockholder made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e) Officer’s Certificate. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company, in that capacity and as sole member of the general partner of the Operating Partnership, who is satisfactory to the Underwriters (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (d) above.

(f) Selling Stockholder’s Certificate. The Underwriters shall have received on and as of the Closing Date a written certificate executed by the Selling Stockholder, dated as of such date, to the effect that (i) the representations, warranties and covenants of the Selling Stockholder set forth in Section 4 of this Agreement are true and correct with the same force and effect as though expressly made by the Selling Stockholder on and as of such date, and (ii) the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(g) Selling Stockholder’s Documents. On the date hereof, the Selling Stockholder shall have furnished for review by the Underwriters copies of such information, certificates and documents as the Underwriters may reasonably request.

(h) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP, which has certified the consolidated financial statements of the Company and its Subsidiaries, has furnished to the Underwriters, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three (3) business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(i) Opinion and Negative Assurance Letter of Counsel for the Company and the Selling Stockholder. Goodwin Procter LLP, counsel for the Company and the Selling Stockholder, shall have furnished to the Underwriters, at the request of the Company, their written opinion and negative assurance letter with respect to the Company and their written opinion with respect to the Selling Stockholder, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially in the form set forth in Annex B hereto.

(j) Opinion and Negative Assurance Letter of Counsel for the Underwriters. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) Opinion of Tax Counsel for the Company. Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., tax counsel of the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially in the form set forth in Annex C hereto.

(l) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(m) Good Standing. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of (i) the good standing of the Company and its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Securities Act) in their respective jurisdictions of organization and (ii) the good standing of the Company and the Operating Partnership as foreign entities in such other jurisdictions as shown opposite their name on Schedule 2 hereto, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(n) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(o) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the NYSE, subject to official notice of issuance.

(p) Lock-up Agreements. The “lock-up” agreements, each substantially in the form set forth as Exhibit A hereto, between the Underwriters and certain shareholders, officers and directors of the Company (identified on the Annex thereto) relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to the Underwriters on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(q) Chief Financial Officer Certificate. The Underwriters shall have received on the date hereof and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the Company’s Chief Financial Officer, on behalf of the Company for itself and as sole member of the general partner of the Operating Partnership, substantially in the form attached as Annex D hereto.

(r) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Underwriters.

9. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, selling agents, directors and officers and each person, if any, who controls such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b) Indemnification of the Underwriter by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, selling agents, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only with reference to information furnished to the Company by or on behalf of the Selling Stockholder in writing expressly for use in the documents referred to in clauses (i) and (ii) of this subsection (b) in connection with the offering of the Shares by the Selling Stockholder, and in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided that the liability under this subsection of the Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds, before expenses, to the Selling Stockholder from the sale of Shares sold by the Selling Stockholder hereunder.

(c) Indemnification of the Company and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Stockholder to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of such Underwriter: (i) the tenth, eleventh, twelfth and thirteenth paragraphs with respect to stabilization activities under the caption “Underwriting” and (ii) the fourth sentence of the fourteenth paragraph under the caption “Underwriting.”

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or

(b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, selling agents, directors and officers and any control persons of such Underwriter shall be designated in writing by the Underwriters, any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholder shall be designated in writing by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholder from the sale of the Shares bears to the difference between (x) the aggregate price to the public received by the Underwriters and (y) the aggregate price paid by the Underwriters to the Company and the Selling Stockholder for the Shares. The relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall any Underwriter be required to contribute any amount in excess of the amount by which (i) the difference between (x) the aggregate price to the public received by such Underwriter and (y) the aggregate price paid by such Underwriter to the Company and the Selling Stockholder for the Securities exceeds (ii) the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11. Termination. This Agreement may be terminated in the absolute discretion of the Underwriters, by notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the NYSE, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriters, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12. Defaulting Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligations to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholder on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in the Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one tenth of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro-rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one tenth of the aggregate amount of shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, the this Agreement, or with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date shall terminate without liability on the part of the non-defaulting liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

13. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Underwriters may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) the costs incident to the preparation, issuance and delivery of the stock certificates to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (vi) the costs and charges of any transfer agent and any registrar for the Shares; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including the related fees and expenses of counsel for the Underwriters); (viii) all expenses incurred by the Company in connection with any road show presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Shares on the NYSE.

(b) If (i) this Agreement is terminated pursuant to Section 11(ii), (ii) the Company or the Selling Stockholder for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement (other than pursuant to Section 11(i), (iii) or (iv)), the Company agrees to reimburse each Underwriter for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Underwriter in connection with this Agreement and the offering contemplated hereby.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy, benefit or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from the Underwriter shall be deemed to be a successor or beneficiary merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the Underwriters.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, the Operating Partnership and the Selling Stockholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to (i) Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York 10010, and (ii) Jefferies LLC, 520 Madison Ave, New York, New York 10022, Attention: General Counsel. Notices to the Company and to the Selling Stockholder shall be given to the Company and the Selling Stockholder at the offices of the Company at 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242, (fax: (205) 969-3756) Attention: Charles Lambert.

(b) Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Operating Partnership, the Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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If the foregoing is in accordance with the understanding among the Company, the Operating Partnership, the Selling Stockholder and the several Underwriters, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

Very truly yours,

/s/ Edward K. Aldag, Jr.
Edward K. Aldag, Jr.

Accepted as of the date first set forth above.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Andrew Richard
	Name:	Andrew Richard
	Title:	Managing Director

Accepted as of the date first set forth above.

JEFFERIES LLC

By:	/s/ Jon Santemma
	Name:	Jon Santemma
	Title:	Managing Director